UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934


            Date of Report (Date of earliest reported): June 8, 2004



                         WPCS INTERNATIONAL INCORPORATED
               (Exact name of registrant as specified in charter)



       Delaware                        0-26277                     98-0204758
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)



140 South Village Avenue, Suite 20, Exton, Pennsylvania               19341
       (Address of principal executive offices)                     (Zip Code)



        Registrant's telephone number, including area code (610) 903-0400

ITEM 7.  Financial Statements and Exhibits.

     (c) Exhibits. The following documents are filed as exhibits to this report:

              99.1        Press release issued June 8, 2004

ITEM 9. Regulation FD Disclosure (information furnished under Item 12, "Results of Operations and Financial Condition").

         The information contained in this Current Report is intended to be furnished under Item 12, "Results of Operations and Financial Condition," and is provided under Item 9 pursuant to interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. As such, the information hereunder shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         A copy of the press release issued by WPCS International Incorporated on June 8, 2004, announcing its expected results of operations and financial condition for the quarter ended April 30, 2004, is filed herewith as Exhibit
99.1 and is incorporated herein by reference.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               WPCS International Incorporated


Date:  June 8, 2004                            /s/ ANDREW HIDALGO
                                               -----------------------------
                                                   Andrew Hidalgo, President